                                     [GRAPHIC]












                                     THE FIRST ISRAEL
                                     FUND, INC.
                                     -------------------
                                     SEMI-ANNUAL REPORT
                                     MARCH 31, 1999

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          7

Schedule of Investments.......................................................................          8

Statement of Assets and Liabilities...........................................................         11

Statement of Operations.......................................................................         12

Statement of Changes in Net Assets............................................................         13

Financial Highlights..........................................................................         14

Notes to Financial Statements.................................................................         15

Results of Annual Meeting of Shareholders.....................................................         21

Description of InvestLink-SM- Program.........................................................         22

PICTURED ON THE COVER IS AN AERIAL VIEW OF THE TEL AVIV SKYLINE.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                    May 11, 1999

DEAR SHAREHOLDER:

I am pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 1999.

At March 31, 1999, total net assets of the Fund were approximately $77.2 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $53.7 million, with another $14.2 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $67.9 million, as compared to approximately $61.8 million on September 30, 1998. The Fund also held investments valued at approximately $7.2 million in unlisted securities, as compared to approximately $7.4 million on September 30, 1998. In percentage terms, at March 31, 1999, 87.9% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 9.4% in unlisted securities.

The Fund successfully completed its initial public offering on October 29, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At March 31, 1999, NAV per share was $16.21 (net of dividends and distributions paid of $1.41 per share), as compared to $15.04 at September 30, 1998. The Fund's common stock closed on the New York Stock Exchange on March 31, 1999 at $13.00 per share, representing a discount of 19.8% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid equity securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE

For its performance during calendar 1998, the Fund achieved the top ranking among closed-end funds focusing on the Middle East as determined by the Lipper International Closed-End Fund Service. During the six months ended March 31, 1999, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was 20.6%, versus 21.8% for the Morgan Stanley Capital International Israel Index (the "Index"). I attribute the Fund's modest underperformance to the Index benchmark in the six-month period to three factors:

- There was little revaluation among the Fund's several private equity holdings, which currently account for around 9% of total assets. The ability to invest in such less-liquid securities, which is one of the advantages of the closed-end fund structure, has positively contributed to the Fund's return over the last few years. The entities in which we have invested are all doing well, and I am confident that the Fund will continue to benefit from doing so well into the future.

- The share price of PEC Israel Economic Corporation ("PEC") (a conglomerate that accounts for about 7% of the Fund's net assets and is its second-largest holding) stagnated during a time when the Israeli market performed very well. In the first quarter of 1999, PEC's controlling shareholder made a bid to acquire the company at a price that is, by our reckoning and the calculation of an independent auditor, some 50% below its fair market value.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

  If the stock had moved only in line with the market, the Fund's return might have gained an additional 70-80 basis points. At our own estimate of PEC's fair market value, the gain could have been as much as 300 basis points.

  As a result of the extraordinary discrepancy between the bid price and what we believe the company is worth, the Fund has initiated a lawsuit against PEC and its controlling shareholders. I want you to know that we are doing all we can to maximize the value of the Fund's PEC shares and will keep you advised as events progress.

- The Fund continued to favor smaller companies during a period in which larger Israeli companies generally outperformed. This was partially because investor inflows from dedicated emerging market funds--which increased beginning in early 1999--tended to initially focus on larger companies.

INVESTMENT PERSPECTIVE

There was a collective sigh of relief, even jubilation, in Israel when the bell was struck signaling the end of the first quarter of 1999 and the TASE officially recorded a gain of 16.4% in U.S. dollar terms.

Following a tumultuous 12-month period in which the TASE was whipsawed by one emerging market calamity after another, it appears that the Israeli stock market may now be on the mend.

Why did the market perform well during the quarter?

- WALL STREET. NASDAQ, on which many Israeli technology stocks are listed, boomed by 12.3% during the first quarter, providing a much-needed financial and psychological boost to a sector that has seen more than its share of volatility over the past year.

- HIGHER  TOLERANCE FOR  RISK.   Investors worldwide  demonstrated an increasing
  appetite for risk, one absent since last summer's multiple emerging market meltdowns.

- INTEREST  RATE CUTS.   Israeli  interest rates  were cut  (to 13%  on February
  22nd), as January's 0.5% decline in inflation was better than expected.

- LOW VALUATIONS.    Blue-chips  were  cheap,  especially  domestically  focused stocks, and benefited from expectations of further cuts in interest rates.

As always, there are a few rocks in the road ready to trip the unwary. Among these are interest rates that are still high (about 6%) when adjusted for inflation, and low participation by local investors, the major source of market liquidity.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

THE PORTFOLIO: STRATEGY AND STRUCTURE

TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
           HOLDING         SECTOR               NET ASSETS
           --------------  ------------------  -------------
1.         Bank Hapoalim   Banking                     7.5
2.         PEC Israel      Conglomerates               7.1
3.         Koor
            Industries     Conglomerates               6.5
4.         Bezeq           Telecommunications          5.1
5.         Bank Leumi      Banking                     4.9
6.         Teva Pharm.     Pharmaceuticals             4.8
7.         Israel
            Chemicals      Chemicals                   4.6
8.         ECI Telecom     Telecommunications          4.2
9.         Israel
            Discount Bank  Mortgage Banking            2.8
10.        IDB Holding     Conglomerates               2.8

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  SECTOR ALLOCATION
  (% OF NET ASSETS)
Banking                    13.23%
Chemicals                   4.93%
Conglomerates              19.19%
Financial Services          3.15%
Food & Beverages            5.26%
Insurance                   3.61%
Inv. & Holding Cos.         5.89%
Mortgage Banking            7.35%
Pharm.                      6.78%
Telecom.                    9.54%
Venture Capital             5.35%
Cash & Other Assets         2.73%
Other*                     12.99%

--------------
*Company names are abbreviations of those found in the chart on page 7.

------------------
* Other includes sectors below 2.5% of net assets.

The general lack of involvement in the Israeli equity market by local investors these days is good, in the sense that it keeps bargains on the table long enough to cherry-pick from among the best.

I therefore increased exposure to banks (E.G., Bank Hapoalim Ltd.) during the first quarter, in recognition of their potential share appreciation should domestic interest rates continue to fall. I also bought more of certain pharmaceutical stocks (E.G., Agis Industries (1983) Ltd.) and companies that derive substantial earnings from exports (E.G., Israel Chemicals Ltd.). The latter are desirable because export earnings are an excellent hedge against currency volatility, which is not an unusual condition for the shekel.

Beyond what I've described, there are several other blue-chip companies whose valuations are languishing unjustifiably. These offer significant upside potential, in my view, as Israel re-emerges from the economic funk that has weighed upon it the past 12 months or so.

BEZEQ ISRAELI TELECOMMUNICATION CORPORATION LTD.

One blue-chip that I especially like is Bezeq Israeli Telecommunication Corporation Ltd. ("Bezeq"), Israel's dominant telecommunications provider. Bezeq's stock is valued at a steep discount to its European counterparts, principally on concerns surrounding the opening of the Israeli domestic market to competition in June. Investors have also been wary of a one-time charge against 1999 earnings resulting from a recent change in Israeli phone tariffs (I.E., service rates).

I believe that neither of these is reason enough to value Bezeq's shares so cheaply, and the company thus remains one of the Fund's largest positions.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

A key factor supporting my bullishness is the company's entrenched franchise. Bezeq is likely to retain its market dominance and, perhaps, even improve upon it, because would-be competitors face very significant barriers to entry. Among the most notable are Israeli tariffs, which are very low by European standards and, thus, somewhat reduce the attractiveness of being in this market; and the regulatory requirement that new entrants must build their own telecommunications infrastructures, since they will not be allowed to access the market via Bezeq's existing network.

A few other positives about Bezeq:

- The new tariff structure will make the company's post-1999 earnings growth much more stable and transparent.

- It has implemented a very successful restructuring program. The resulting savings should enhance profitability in 2000 and beyond.

- It has made some very intelligent investments in digital broadcasting, Internet connectivity and other high-growth telecommunications service sectors that should prove quite lucrative in the long term.

ELITE INDUSTRIES LTD.

On a wholly different front, I also like Elite Industries Ltd. ("Elite"). Elite is Israel's largest food manufacturer, with core interests in coffee, confections and salty snacks. It offers an appealing combination of export earnings, operational restructuring and low valuation.

EXPORT EARNINGS. Unlike its principal domestic competitor, Osem Investment Ltd. ("Osem"), which focuses solely on the local market, Elite has successfully expanded into Europe, from which it derives some 40% of sales. As we have seen lately, Israeli companies that stick to their home court have been battered by fears about the health of the local economy. The fact that Elite does substantial business outside Israel appears to have escaped many investors.

RESTRUCTURING. Elite has also benefited from a massive restructuring effort. Management recently shed the company's least profitable European operations, while retaining those that have shown exceptional results. Sales in Poland and Romania, for example, grew by 400% in 1998 alone.

The company has additionally made operational changes that should pay off down the road, such as the merger of several distribution centers into one. It has also consolidated manufacturing and discontinued many unprofitable product lines, while initiating a strategic alliance with PepsiCo. The latter enables it to compete effectively in the highly profitable salty foods sector against market leader Osem.

LOW VALUATION. Despite its superior financials, better margins and much greater growth potential (I.E., in Europe), Elite trades at a large discount to Osem. I do not expect this discount to last long, as investors should re-evaluate the prospects of well-positioned companies like Elite and re-rate them accordingly.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

OUTLOOK

I'm generally optimistic about Israel's investment environment, as the market remains undervalued and individual stocks are cheap. The national elections set to occur as I write are serving as a short-term damper on the market, but this effect should not last long. Although economic growth is likely to be anemic (about 1.5%), so too will inflation (perhaps 4%), thus allowing real interest rates to fall. The latter would provide a major boost to the prospects for full-scale economic recovery.

I do have some concerns, however, particularly the volatility among Israeli high-technology stocks listed on NASDAQ. This group has been in a feast-or-famine cycle as of late, in which wild price swings are the norm. In recognition of this volatility, I reduced the Fund's exposure to NASDAQ-listed Israeli technology stocks in 1998 and await some settling of fortunes before returning to them in a meaningful way.

My present focus is on banks, particularly mortgage banks, whose valuations are cheaper than those of the major commercial banks and have performed well for the Fund in the past. I'm also closely evaluating the abundant opportunities in blue-chip domestic stocks, especially those in the potentially high-growth health care and telecommunications sectors.

Looking somewhat further ahead, I'm seeing the beginning of a general unraveling of Israel's often complex corporate structures. Currently, most Israeli corporations are more tightly held than those in Japan, with giant family-controlled conglomerates intermixed with large government-owned enterprises.

As ownership structures become more simplified, I believe we'll see the emergence of more companies trading with greater liquidity and fewer controls applied within them. The end result will be greater transparency in their operations and the creation of value, as investors weigh in on the side of those companies they can better comprehend.

On a final note, I have been repurchasing the Fund's shares in accordance with the wishes of the Fund's independent directors. In doing so, I have been very careful to prudently buy shares at a wide discount to net asset value, mindful that NAV will benefit as a result. I have repurchased approximately 250,000 shares in this manner so far, and intend to continue to do so going forward.

Respectfully,

       [/S/ RICHARD W. WATT]
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 22 through 24 of this report.

 III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

      CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

      CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment
Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    3/31/99    9/30/98
Banking                               13.23       8.07
Building Products                      2.17       3.79
Chemicals                              4.93       1.96
Conglomerates                         19.19      16.94
Electronics/Electrical Equipment       2.45       2.64
Financial Services                     3.15       3.49
Food & Beverages                       5.26       4.26
Insurance                              3.61       3.43
Investment & Holding Companies         5.89       5.27
Mortgage Banking                       7.35       8.38
Pharmaceuticals                        6.78       5.44
Telecommunications                     9.54      12.24
Venture Capital                        5.35       5.78
Other                                  8.37      10.08
Cash & Other Assets                    2.73       8.23

 TOP 10 HOLDINGS, BY ISSUER

                                                                                           Percent of Net
           Holding                                                       Sector                Assets
---------------------------------------------------------------------------------------------------------
       1.  Bank Hapoalim Ltd.                                           Banking                   7.5
---------------------------------------------------------------------------------------------------------
       2.  PEC Israel Economic Corporation                           Conglomerates                7.1
---------------------------------------------------------------------------------------------------------
       3.  Koor Industries Ltd.                                      Conglomerates                6.5
---------------------------------------------------------------------------------------------------------
       4.  Bezeq Israeli Telecommunication Corporation Ltd.        Telecommunications             5.1
---------------------------------------------------------------------------------------------------------
       5.  Bank Leumi Le-Israel Ltd.                                    Banking                   4.9
---------------------------------------------------------------------------------------------------------
       6.  Teva Pharmaceutical Industries Ltd.                      Pharmaceuticals               4.8
---------------------------------------------------------------------------------------------------------
       7.  Israel Chemicals Ltd.                                       Chemicals                  4.6
---------------------------------------------------------------------------------------------------------
       8.  ECI Telecom Ltd.                                        Telecommunications             4.2
---------------------------------------------------------------------------------------------------------
       9.  Israel Discount Bank Ltd.                                Mortgage Banking              2.8
---------------------------------------------------------------------------------------------------------
      10.  IDB Holding Corporation Ltd.                              Conglomerates                2.8
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-97.27%
 ISRAEL-96.11%
 AEROSPACE/DEFENSE EQUIPMENT-1.35%
Elbit Systems Ltd.......................         72,913  $ 1,046,141
                                                         -----------
 BANKING-13.23%
Bank Hapoalim Ltd.......................      2,455,858    5,767,014
Bank Leumi Le-Israel Ltd................      2,111,132    3,746,951
United Mizrahi Bank Ltd.................        325,972      702,355
                                                         -----------
                                                          10,216,320
                                                         -----------
 BUILDING PRODUCTS-2.17%
Industrial Buildings Corporation Ltd....        528,896      760,161
Property & Building Corporation Ltd.....          9,601      912,763
                                                         -----------
                                                           1,672,924
                                                         -----------
 CHEMICALS-4.93%
Dead Sea Bromine Ltd....................         40,662      272,527
Israel Chemicals Ltd....................      3,211,202    3,531,246
                                                         -----------
                                                           3,803,773
                                                         -----------
 COMPUTER SOFTWARE-1.09%
Tecnomatix Technologies Ltd.+...........         63,802      845,376
                                                         -----------
 CONGLOMERATES-19.19%
Clal (Israel) Ltd.......................         19,780      544,030
Discount Investment Corporation.........         21,000      737,098
Elron Electronic Industries Ltd.........              0            6
IDB Development Corporation Ltd.........         36,000      947,251
IDB Holding Corporation Ltd.............         87,245    2,144,033
Koor Industries Ltd.....................         44,816    4,750,262

                                            Par (000)
                                          -------------
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/00*.......................    NIS     600      234,806

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CONGLOMERATES (CONTINUED)
PEC Israel Economic Corporation+........        181,210  $ 5,458,951
                                                         -----------
                                                          14,816,437
                                                         -----------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.45%
Elco Industries Ltd.....................         39,270      337,282
Electra Consumer Products Ltd...........        132,158    1,092,432
Electra (Israel) Ltd....................          8,642      429,043
Electronics Line (EL) Ltd...............         22,434       30,629
                                                         -----------
                                                           1,889,386
                                                         -----------
 ENERGY SERVICES-1.26%
Delek Israel Fuel Corporation Ltd.......         16,773      503,374
Superbowl Acquisition LDC+++............             36      467,244
                                                         -----------
                                                             970,618
                                                         -----------
 FINANCIAL SERVICES-3.15%
F.I.B.I. Holdings Ltd...................        252,960    1,984,246
Gachelet Investments Ltd................          9,819      365,608
Taya Investments Ltd.+..................         35,572       81,148
                                                         -----------
                                                           2,431,002
                                                         -----------
 FOOD & BEVERAGES-5.26%
Elite Industries Ltd., (Shares 5)+......         28,148    1,120,067
Jaf-Ora Ltd.............................        405,208      804,683
Mayanot Eden Ltd........................        149,750      678,401
Osem Investment Ltd.....................         91,641      486,811
Supersol Ltd............................        369,828      973,111
                                                         -----------
                                                           4,063,073
                                                         -----------
 INDUSTRIAL TECHNOLOGY-1.00%
Cubital, Ltd.*+.........................        329,278            0
Orbotech Ltd.+..........................         15,750      773,719
                                                         -----------
                                                             773,719
                                                         -----------
 INSURANCE-3.61%
Clal Insurance Enterprise Holdings
 Ltd....................................        101,300    1,101,388

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 INSURANCE (CONTINUED)
Harel Insurance Investments Ltd.,
 (Shares 5).............................         34,129  $ 1,688,429
                                                         -----------
                                                           2,789,817
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-4.73%
Dankner Investments Ltd.+...............         84,364      544,488
Makhteshim-Agan Industries Ltd.+........        880,990    1,998,821
Oren Semiconductor, Inc., Series K*+....        299,513       95,844
Oren Semiconductor, Inc., Series L*+....        308,432       98,698
Polaris Fund II LLC+++#.................        500,000      468,604
The Renaissance Fund LDC+++.............             60      446,141
                                                         -----------
                                                           3,652,596
                                                         -----------
 METAL PRODUCTS-0.85%
Caniel-Israel Can Company Ltd...........          5,122       27,972
Klil Industries Ltd., (Shares 5)+.......         18,654      406,088
Ofer Development & Investments Ltd......         68,640      221,843
                                                         -----------
                                                             655,903
                                                         -----------
 MORTGAGE BANKING-7.35%
Discount Mortgage Bank Ltd.+............         17,493    1,033,470
Israel Discount Bank Ltd.+..............      2,090,467    2,158,705
Mishkan-Hapoalim Mortgage Bank Ltd.+....          5,892    1,123,261
Tefahot Israel Mortgage Bank Ltd........          2,327    1,360,906
                                                         -----------
                                                           5,676,342
                                                         -----------
 PHARMACEUTICALS-6.78%
Agis Industries (1983) Ltd.+............        201,716    1,141,647
Peptor Ltd.*+...........................         56,000      392,000
Teva Pharmaceutical Industries Ltd.
 ADR....................................         78,010    3,700,599
                                                         -----------
                                                           5,234,246
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 REAL ESTATE & CONSTRUCTION-1.21%
Azorim Investment Development &
 Construction Company Ltd...............         98,130  $   935,383
                                                         -----------
 TELECOMMUNICATIONS-9.54%
Bezeq Israeli Telecommunication
 Corporation Ltd.+......................        949,401    3,914,497
ECI Telecom Ltd.........................         91,926    3,217,410
Geotek Communications, Inc.+............         18,595          335
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100            0
Geotek Communications, Inc., Convertible
 Preferred Series N*+(1)................            595            0
Nexus Telecommunication Systems Ltd.+...         68,933      176,641
Terayon Communication Systems, Inc.+....          1,504       60,160
                                                         -----------
                                                           7,369,043
                                                         -----------
 TEXTILES-0.23%
Macpell Industries Ltd..................        116,079      177,209
                                                         -----------
 TRADING COMPANIES-0.27%
Rapac Electronics Ltd...................         34,806      211,680
                                                         -----------
 VENTURE CAPITAL-5.35%
ABS GE Capital Giza Fund L.P.+++#.......        313,279      344,105
Advent Israel (Bermuda) L.P.+++.........      1,682,293    1,970,201
K.T. Concord Venture Fund LP+++#........        500,000      454,758
SVE STAR Ventures
 Enterprises No. II*+...................              5      724,010
Walden-Israel Ventures, L.P.+++.........        500,000      638,340
                                                         -----------
                                                           4,131,414
                                                         -----------
 WOOD & PAPER PRODUCTS-1.11%
American Israeli Paper Mills Ltd........         19,263      860,692
                                                         -----------
TOTAL ISRAEL (Cost $62,844,549)........................   74,223,094
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 GLOBAL-1.16%
 INVESTMENT & HOLDING COMPANIES-1.16%
Emerging Markets Ventures, L.P.+++#
 (Cost $1,017,582)......................      1,000,665  $   893,872
                                                         -----------

TOTAL INVESTMENTS-97.27%
 (Cost $63,862,131) (Notes A,D)........................   75,116,966
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-2.73%...
                                                           2,107,518
                                                         -----------
NET ASSETS-100.00%.....................................  $77,224,484
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         Restricted security, not readily marketable (See Note
           F).
#          As of March 31, 1999, the Fund committed to investing
           an additional $936,721, $1,482,418, $500,000 and
           $500,000 of capital in ABS GE Capital Giza Fund L.P.,
           Emerging Markets Ventures, L.P., K.T. Concord Venture
           Fund LP and Polaris Fund II LLC.
(1)        With an additional 595 warrants attached, expiring
           06/20/01, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $63,862,131)
 (Note A)...............................     $75,116,966
Cash (Note A)...........................       3,931,693
Receivables:
  Dividends.............................          63,305
  Interest..............................             547
  Note..................................          23,563
Prepaid expenses........................          23,610
                                             -----------
Total Assets............................      79,159,684
                                             -----------

 LIABILITIES
Payables:
  Capital shares repurchased (Note G)...       1,521,185
  Investment advisory fee (Note B)......         197,959
  Israeli capital gains tax (Note A)....          28,096
  Administration fees (Note B)..........          17,920
  Other accrued expenses................         170,040
                                             -----------
Total Liabilities.......................       1,935,200
                                             -----------
NET ASSETS (applicable to 4,763,495
 shares of common stock outstanding)
 (Note C)...............................     $77,224,484
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($77,224,484
  DIVIDED BY 4,763,495).................          $16.21
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,763,495 shares issued and outstanding
 (100,000,000 shares authorized)........     $     4,764
Paid-in capital.........................      64,252,827
Undistributed net investment income.....       1,521,531
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................         218,476
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      11,226,886
                                             -----------
Net assets applicable to shares
 outstanding............................     $77,224,484
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,249,892
  Interest..............................         140,597
  Less: Foreign taxes withheld..........        (298,127)
                                             -----------
  Total Investment Income...............       1,092,362
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         493,648
  Custodian fees........................          64,987
  Audit and legal fees..................          59,897
  Printing..............................          49,991
  Administration fees (Note B)..........          43,888
  Accounting fees.......................          37,623
  Directors' fees.......................          20,034
  Transfer agent fees...................          16,004
  NYSE listing fees.....................           8,063
  Insurance.............................           7,774
  Other.................................          11,196
  Israeli capital gains tax (Note A)....          28,096
                                             -----------
  Total Expenses........................         841,201
  Less: Fee waivers (Note B)............         (90,551)
                                             -----------
    Net Expenses........................         750,650
                                             -----------
  Net Investment Income.................         341,712
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................         483,394
  Foreign currency related
   transactions.........................        (105,550)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      11,315,576
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      11,693,420
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $12,035,132
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                             Months Ended    For the Fiscal
                                               March 31,       Year Ended
                                                 1999        September 30,
                                              (unaudited)         1998
                                             ------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $    341,712    $     354,296
  Net realized gain on investments and
   foreign currency related
   transactions.........................          377,844        6,122,784
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......       11,315,576      (21,046,316)
                                             -------------   --------------
    Net increase/(decrease) in net
     assets resulting from operations...       12,035,132      (14,569,236)
                                             -------------   --------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (1,052,119)              --
  Net realized gain on investments......       (6,012,114)      (2,355,778)
                                             -------------   --------------
    Total dividends and distributions to
     shareholders.......................       (7,064,233)      (2,355,778)
                                             -------------   --------------
Capital share transactions (Note C):
  Cost of 248,800 shares repurchased
   (Note G).............................       (3,119,314)              --
                                             -------------   --------------
    Total increase/(decrease) in net
     assets.............................        1,851,585      (16,925,014)
                                             -------------   --------------

 NET ASSETS
Beginning of period.....................       75,372,899       92,297,913
                                             -------------   --------------
End of period (including undistributed
 net investment income of $1,521,531 and
 $2,231,938, respectively)..............     $ 77,224,484    $  75,372,899
                                             -------------   --------------
                                             -------------   --------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                     For the
                                 For the Six                                                                          Period
                                    Months                                                                         October 29,
                                    Ended                                                                             1992*
                                  March 31,                  For the Fiscal Years Ended September 30,                through
                                     1999         --------------------------------------------------------------    September
                                 (unaudited)+        1998         1997         1996         1995         1994        30, 1993
                                 ----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period........................    $15.04             $18.41       $13.10       $13.20       $11.74       $15.83     $13.74**
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Net investment income/(loss)...      0.07               0.07         0.35        (0.09)       (0.10)       (0.28)     (0.07)
Net realized and unrealized
 gain/(loss) on investments and
 foreign currency related
 transactions..................      2.51++            (2.97)        6.20        (0.01)        1.56        (3.27)      2.16
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Net increase/(decrease) in net
 assets resulting from
 operations....................      2.58              (2.90)        6.55        (0.10)        1.46        (3.55)      2.09
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Dividends and distributions to
 shareholders:
  Net investment income........     (0.21)                --           --           --           --           --         --
  Net realized gains on
   investments and foreign
   currency related
   transactions................     (1.20)             (0.47)       (1.24)          --           --        (0.43)        --
  In excess of net realized
   gains.......................        --                 --           --           --           --        (0.11)        --
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Total dividends and
 distributions to
 shareholders..................     (1.41)             (0.47)       (1.24)          --           --        (0.54)        --
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Net asset value, end of
 period........................    $16.21             $15.04       $18.41       $13.10       $13.20       $11.74     $15.83
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Market value, end of period....   $13.000            $11.813      $14.938      $11.250      $12.000      $13.250    $17.375
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
Total investment return(a).....     23.13%            (18.05)%      44.36%       (6.25)%      (9.43)%     (21.26)%    24.58%
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------
                                 ------------     ----------   ----------   ----------   ----------   ----------   ------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted).................   $77,224            $75,373      $92,298      $65,649      $66,150      $58,855    $79,274
Ratio of expenses to average
 net assets(c).................      2.08%(b)           2.06%        2.26%        2.23%        2.57%        2.64%      2.41%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers.......................      2.33%(b)           2.31%        2.30%          --           --           --         --
Ratio of net investment
 income/(loss) to average net
 assets........................      0.95%(b)           0.42%        2.20%       (0.68)%      (0.91)%      (2.08)%    (0.50)%(b)
Portfolio turnover rate........     11.37%             29.11%       16.98%       21.68%       22.17%       17.07%     34.80%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
+ Based on average shares outstanding except for dividends and distributions to shareholders which are based on actual dividends and distributions paid.
++ Includes a $0.15 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares repurchased pursuant to the Fund's share repurchase program for the six months ended March 31, 1999.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At March 31, 1999, the Fund held 9.36% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $8,571,826 and fair value of $7,228,623. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 1999, the interest rate was 4.25% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
appreciation on unlisted Israeli debt obligations. At March 31, 1999, the Fund had deferred $28,096 in Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Included in undistributed net investment income is a dividend received from one of the Fund's investment partnerships. This dividend was received as marketable equity securities and will be presented as undistributed net investment income until the securities are sold.

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the six months ended March 31, 1999, CSAM earned $493,648 for advisory services, of which CSAM waived $90,551. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 1999, CSAM was reimbursed $4,232 for administrative services rendered to the Fund.

Analyst I.M.S. Investment Management Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Prior to February 10, 1999, Analyst I.M.S. was paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-advisory services. Effective February 10, 1999, and pursuant to the sub-advisory agreement, Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly net assets. In addition, CSAM pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 1999, Analyst I.M.S. earned $103,396 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the six months ended March 31, 1999, such commissions amounted to approximately $11,000.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 1999, BSFM earned $39,656 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,763,495 shares outstanding at March 31, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1999 was $64,639,511. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $10,477,455, was composed of gross appreciation of $14,906,957, for those investments having an excess of value over cost and gross depreciation of $4,429,502, for those investments having an excess of cost over value.

For  the six  months ended  March 31, 1999,  purchases and  sales of securities,
other  than   short-term   investments,   were   $7,730,920   and   $13,288,209,
respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the six months ended and at March 31, 1999.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of March 31, 1999, per share value of such securities and percentage of net assets which the securities comprise.

                                                                                                PERCENT
                                          NUMBER                        FAIR VALUE                OF
                                            OF     ACQUISITION              AT      VALUE PER     NET
SECURITY                                  SHARES      DATE      COST     03/31/99     SHARE     ASSETS
---------------------------------------  --------  ----------  -------  ----------  ---------  ---------
ABS GE Capital Giza Fund L.P...........   50,544    02/03/98   $50,544  $  55,517   $    1.10     0.07
ABS GE Capital Giza Fund L.P...........   87,203    04/22/98    87,203     95,784        1.10     0.13
ABS GE Capital Giza Fund L.P...........  175,532    05/20/98   175,532    192,804        1.10     0.25
Advent Israel (Bermuda) L.P............  650,000    06/16/93   520,340    761,241        1.17     0.99
Advent Israel (Bermuda) L.P............  350,000    06/10/96   344,798    409,899        1.17     0.53
Advent Israel (Bermuda) L.P............  682,293    01/16/98   770,950    799,061        1.17     1.03
Emerging Markets Ventures, L.P.........   10,667    01/22/98    10,868      9,529        0.89     0.01
Emerging Markets Ventures, L.P.........  469,493    05/05/98   478,366    419,388        0.89     0.55
Emerging Markets Ventures, L.P.........  231,739    07/07/98   236,119    207,007        0.89     0.27
Emerging Markets Ventures, L.P.........  183,217    10/27/98   186,680    163,664        0.89     0.21
Emerging Markets Ventures, L.P.........  105,549    02/26/99   105,549     94,284        0.89     0.12
K.T. Concord Venture Fund LP...........  250,000    12/08/97   242,295    227,379        0.91     0.29
K.T. Concord Venture Fund LP...........  100,000    12/28/98   100,000     90,952        0.91     0.12
K.T. Concord Venture Fund LP...........  150,000    03/12/99   150,000    136,427        0.91     0.18
Polaris Fund II LLC....................  250,000    10/31/96   236,352    234,302        0.94     0.31
Polaris Fund II LLC....................  125,000    03/04/98   120,160    117,151        0.94     0.15
Polaris Fund II LLC....................  125,000    10/08/98   125,000    117,151        0.94     0.15
Superbowl Acquisition LDC..............       36    10/10/94   332,140    467,244   12,979.00     0.61
The Renaissance Fund LDC...............       26    03/30/94   285,039    193,328    7,436.92     0.25
The Renaissance Fund LDC...............       14    02/24/95   143,408    104,099    7,436.92     0.13
The Renaissance Fund LDC...............       11    03/13/96   113,958     81,793    7,436.92     0.11
The Renaissance Fund LDC...............        7    06/13/96    68,374     52,050    7,436.92     0.07
The Renaissance Fund LDC...............        2    03/21/97    23,876     14,871    7,436.92     0.02
Walden-Israel Ventures, L.P............   45,000    09/28/93    27,924     57,451        1.28     0.07
Walden-Israel Ventures, L.P............   80,000    11/30/93    73,836    102,134        1.28     0.13
Walden-Israel Ventures, L.P............  125,000    05/24/95   115,368    159,585        1.28     0.21
Walden-Israel Ventures, L.P............  125,000    08/08/96   115,368    159,585        1.28     0.21
Walden-Israel Ventures, L.P............  125,000    05/16/97   115,368    159,585        1.28     0.21

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 through March 31, 1999, the Fund repurchased 248,800 of its shares for a total of $3,119,314 at a weighted average discount of 19.38% from net asset value. The discount of individual repurchases ranged from 17.26% - 21.98%.

--------------------------------------------------------------------------------
   20

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 9, 1999, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                        FOR     WITHHELD   NON-VOTES
-----------------------------------  ---------  ---------  ---------
Jonathan W. Lubell                   2,865,858    709,468  1,436,969
Steven N. Rappaport                  3,414,236    161,090  1,436,969
Richard W. Watt                      2,882,426    692,900  1,436,969

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, George W. Landau and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 1999.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
         3,471,537     76,567     27,222  1,436,969

(3) To approve or reject the shareholder proposal recommending that the Fund be converted into an open-end investment company.

                                           BROKER
            FOR      AGAINST    ABSTAIN   NON-VOTES  NON-VOTES
         ---------  ---------  ---------  ---------  ---------
         1,311,159    589,821     69,967  1,604,379  1,436,969

The above resolution was approved. Since the resolution was in the form of a recommendation only, it did not require for its passage the vote generally required under the Fund's charter (75% of outstanding shares) to open-end the Fund.

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purpose of enhancing shareholder value. This program is currently being implemented. The Board of Directors considered the proposal at its subsequent meeting and unanimously voted not to implement the recommendation at this time.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The First Israel Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants,  keeps  records,  sends  statements  of  account  to  participants

--------------------------------------------------------------------------------
   22
and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.
--------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 1999, CSAM-Americas managed approximately $36.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE   REQUEST--Call  today  for  free   descriptive  information  on  the
closed-end funds listed  below at  1-800-293-1232 or  visit our  website on  the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (FBF)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

Peter A. Gordon                 Director

George W. Landau                Director

Jonathan W. Lubell              Director

Steven N. Rappaport             Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

This  report, including the financial statements  herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of  the Fund without examination  by independent accountants who  do not  express an opinion thereon.  It is not a  prospectus, circular or representation intended for use in the purchase or sale  of shares of the Fund or of any  securities
mentioned in this report.                                                                     [LOGO]

--------------------------------------------------------------------------------
                                                                     3917-SAR-99